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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2005
                                                 ------------------

                       Myriad Entertainment & Resorts Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                      0-24640                   64-0872630
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

                                   Suite 1000
                           10th Floor 10050-112 Street
                        Edmonton, Alberta, Canada T5K 2J1
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code: (780) 431-0086
                                                    ----------------

                               Synergy 2000, Inc.
                               2815 Cox Neck Road
                             Chester, Maryland 21619
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

         4.01     Changes in Registrant's Certifying Accountant

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         On January 17, 2005, the Board of Directors of Myriad Entertainment & Resorts Inc. ("Myriad") approved to disengaged and dismissed Milner and Brock ("Milner") as Independent Registered Public Accounting Firm. Milner's reports on the consolidated financial statements of Myriad for the years ended December 31, 2002 and 2003, filed with the Securities and Exchange Commission indicated that there was substantial doubt about the Company's ability to continue as a going concern. Myriad's two most recent fiscal years, December 31, 2002 and 2003 and the subsequent interim period through January 17, 2005 there were no disagreements with Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         On January 19, 2005, the Board of Directors of Myriad approved the retention of Moore Stephens Frost ("Moore") as its independent accountant. Myriad's principle office is in Edmonton, Alberta Canada and the basis for engaging Moore in Little Rock, Arkansas is to keep accounting records in close proximity to Myriad's resort development in Tunica, Mississippi.

         During Myriad's two most recent fiscal years ended December 31, 2002 and 2003 and the subsequent interim periods through January 17, 2005, Myriad did not consult with Moore, or any other registered independent public accounting firm, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Myriad's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         As of February 17, 2005 Management of Myriad was informed that Milner was not registered with the Public Company Accounting Oversight Board (PCAOB), consequently Milner could not engage in the preparation or issuance of, or play a substantial role in the preparation of furnishing of an audit report prior to October 22, 2003. Since Milner is not registered with the PCAOB, Myriad is amending all prior filings and reports to comply with the requirements of the Sarbanes-Oxley Act of 2002 and the PCAOB.

         Moore is re-auditing and re-reviewing all periods that were audited and reviewed by Milner after October 22, 2003 including amending all previously filed Form 10-KSB and 10-QSB as unaudited and not reviewed. Myriad will file all amendments to Form 10-KSB and 10-QSB after the financial statements have been re-audited and re-reviewed by Moore.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005                 Myriad Entertainment & Resorts.

                                        By: /S/ Scott J. Hawrelechko
                                            --------------------------
                                        Name: Scott J. Hawrelechko
                                        Title: Chief Executive Officer

INDEX TO EXIBITS

16       Letter from Milner and Brock dated January 24, 2005